Exhibit 10.1

ESSEX PROPERTY TRUST, INC.
Up to 5,000,000 shares
of Common Stock
(par value $0.0001 per share)

EQUITY DISTRIBUTION AGREEMENT

TABLE OF CONTENTS

Section 1.	Issuance and Sale of Shares.	1

Section 2.	Placements.	2

Section 3.	Sale of Placement Shares by [Agent].	3

Section 4.	Suspension of Sales.	3

Section 5.	Principal Transactions.	4

Section 6.	Representations and Warranties by the Company	4
(a)	Compliance with Registration Requirements	4
(b)	No Misstatement or Omission	5
(c)	Offering Materials Furnished to [Agent]	5
(d)	Distribution of Offering Material By the Company	5
(e)	The Equity Distribution Agreement and Terms Agreements	5
(f)	Authorization of the Shares	6
(g)	No Applicable Registration or Other Similar Rights	6
(h)	No Material Adverse Change	6
(i)	Independent Accountants	6
(j)	Preparation of the Financial Statements	6
(k)	Incorporation and Good Standing of the Company and its Subsidiaries	7
(l)	Capital Stock Matters	7
(m)	Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required	8
(n)	No Material Actions or Proceedings	8
(o)	All Necessary Permits, etc	8
(p)	Tax Law Compliance	9
(q)	Company is a REIT	9
(r)	Company Not an “Investment Company”	9
(s)	Insurance	9
(t)	No Price Stabilization or Manipulation	9
(u)	Related Party Transactions	9
(v)	Exchange Act Compliance	9
(w)	No Unlawful Contributions or Other Payments	10
(x)	Company’s Accounting System	10
(y)	Title to Properties	10
(z)	Title Insurance	11
(aa)	No Convertible Mortgages	11
(bb)	Valid Partnerships	11
(cc)	Hazardous Materials	11
(dd)	Compliance with Environmental Laws	12
(ee)	Environmental Compliance	12
(ff)	Brokers	13
(gg)	No Outstanding Loans or Other Indebtedness	13
(hh)	No Reliance	13
(ii)	[Agent] Purchases	13
(jj)	Compliance with Laws	13

Section 7.	Sale and Delivery to [Agent]; Settlement.	13
(a)	Sale of Placement Shares	13
(b)	Settlement of Shares	14
(c)	Delivery of Placement Shares and Purchased Securities	14
(d)	Denominations; Registration	14
(e)	Limitations on Offering Size	14

Section 8.	Covenants of the Company.	15
(a)	Registration Statement Amendments; Payment of Fees	15
(b)	Notice of Commission Stop Orders	16
(c)	Delivery of Prospectus; Subsequent Changes	16
(d)	Listing of Placement Shares or Purchased Securities	16
(e)	Filings with the NYSE	16
(f)	Delivery of Registration Statement and Prospectus	17
(g)	Earnings Statement	17
(h)	Blue Sky and Other Qualifications	17
(i)	Use of Proceeds	17
(j)	Notice of Other Sales	17
(k)	Change of Circumstances	18
(l)	Due Diligence Cooperation	18
(m)	Required Filings Relating to Placement or Sale of Placement Shares or Purchased Securities	18
(n)	Representation Dates; Certificate	18
(o)	Legal Opinion	19
(p)	Comfort Letter	20
(q)	REIT Treatment	20
(r)	Investment Company Act	20
(s)	Securities Act and Exchange Act	20
(t)	No Offer to Sell	20
(u)	Regulation M	21
(v)	Transfer Agent	21
(w)	Disclosure of Sales	21
(x)	Market Stabilization	21
(y)	Listing	21
(z)	Available Shares	21

Section 9.	Payment of Expenses.	21
(a)	Expenses	21

Section 10.	Conditions of [Agent]’s Obligations.	22
(a)	Effectiveness of Registration Statement	22
(b)	No Material Notices	22
(c)	Material Changes	23
(d)	Counsel Letters	23
(e)	Representation Certificate	23
(f)	Accountant’s Comfort Letter	23
(g)	Approval for Listing	23
(h)	No NYSE Suspension or FINRA Objection	23
(i)	Additional Documents	23
(j)	Securities Act Filings Made	24
(k)	Termination of Agreement	24
ii

Section 11.	Indemnification.	24
(a)	Company Indemnification	24
(b)	[Agent] Indemnification	24
(c)	Procedure	25
(d)	Settlement Without Consent if Failure to Reimburse	26

Section 12.	Contribution.	26

Section 13.	Representations and Agreements to Survive Delivery.	27

Section 14.	Termination of Agreement.	27
(a)	Termination; General	27
(b)	Termination by the Company	27
(c)	Termination by [Agent]	27
(d)	Automatic Termination	27
(e)	Continued Force and Effect	27
(f)	Effectiveness of Termination	28
(g)	Liabilities	28

Section 15.	Notices.	28

Section 16.	Parties.	28

Section 17.	Adjustments for Stock Splits.	29

Section 18.	Governing Law and Time; Waiver of Jury Trial.	29

Section 19.	Consent to Jurisdiction	29

Section 20.	Use of Information	29

Section 21.	Effect of Headings.	29

Section 22.	Definitions.	29

Section 23.	Permitted Free Writing Prospectuses.	30

Section 24.	Absence of Fiduciary Relationship.	31

Section 25.	Integration.	31

Section 26.	Counterparts.	31

EXHIBIT A	- FORM OF PLACEMENT NOTICE
EXHIBIT B	- AUTHORIZED/DESIGNATED INDIVIDUALS FOR PLACEMENT NOTICES
EXHIBIT C	- COMPENSATION
EXHIBIT D	- OFFICER’S CERTIFICATE
EXHIBIT E-1	- MATTERS TO BE COVERED BY INITIAL OPINION OF PERKINS COIE LLP

EXHIBIT E-2	- MATTERS TO BE COVERED BY SUBSEQUENT COMPANY COUNSEL OPINIONS
EXHIBIT E-3	- MATTERS TO BE COVERED BY OPINION OF PERKINS COIE LLP
EXHIBIT F	- PERMITTED FREE WRITING PROSPECTUSES

SCHEDULE I	- ESSEX PROPERTY TRUST, INC. [COMMON STOCK] TERMS AGREEMENT

iii

ESSEX PROPERTY TRUST, INC.
Up to 5,000,000 shares
of Common Stock
(par value $0.0001 per share)

EQUITY DISTRIBUTION AGREEMENT

March 8, 2016

[Sales Agent Name]
[Address]

Ladies and Gentlemen:

ESSEX PROPERTY TRUST, INC., a Maryland corporation (the “Company”), confirms its agreement (this “Agreement”) with [__________] (“[Agent]”), as follows:

Section 1.	Issuance and Sale of Shares.

The Company agrees that, from time to time during the term of this Agreement, on the terms and subject to the conditions set forth herein, it may issue and sell through [Agent], acting as agent and/or principal, (a) up to 5,000,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”); and (b) such preferred stock as the Company may subsequently designate (the “Preferred Stock”; and together with the Common Stock, the “Shares”). The Company may also offer to sell the Shares directly to [Agent], as agent or principal, in accordance with Section 5 of this Agreement. Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitation set forth in this Section 1 on the number of Shares issued and sold under this Agreement shall be the sole responsibility of the Company, and [Agent] shall have no obligation in connection with such compliance. The issuance and sale of Shares through [Agent] will be effected pursuant to the Registration Statement (as defined below) that became automatically effective when filed by the Company with the Securities and Exchange Commission (the “Commission”), although nothing in this Agreement shall be construed as requiring the Company to use the Registration Statement to issue Shares.

The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Securities Act”), with the Commission a registration statement on Form S-3 (File No. 333-195874), including a base prospectus, relating to certain securities, including the Shares, to be issued from time to time by the Company, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”). The Company has prepared a prospectus supplement specifically relating to the Shares (the “Prospectus Supplement”) to the base prospectus included as part of such registration statement. The Company has furnished to [Agent], for use by [Agent], copies of the prospectus included as part of such registration statement, as supplemented by the Prospectus Supplement, relating to the Shares. Except where the context otherwise requires, such registration statement, when it became effective and as subsequently amended, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act or deemed to be a part of such registration statement pursuant to Rule 430B or 462(b) of the Securities Act, is herein called the “Registration Statement.” The base prospectus, including all documents incorporated therein by reference, included in the Registration Statement, as it may be supplemented by the Prospectus Supplement, in the form in which such prospectus and/or Prospectus Supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act, together with any “issuer free writing prospectus,” as defined in Rule 433 of the Securities Act (“Rule 433”), relating to the Shares that (i) is required to be filed with the Commission by the Company or (ii) is exempt from filing pursuant to Rule 433(d)(5)(i), in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g), is herein called the “Prospectus.” Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein. For purposes of this Agreement, all references to the Registration Statement, the Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to either the Electronic Data Gathering Analysis and Retrieval System or Interactive Data Electronic Applications (collectively “IDEA”).

Any reference herein to the Registration Statement, any Prospectus Supplement, Prospectus or any Free Writing Prospectus shall be deemed to refer to and include the documents, if any, incorporated by reference therein (the “Incorporated Documents”), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, any Prospectus Supplement, the Prospectus or any Free Writing Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act on or after the initial effective date of the Registration Statement, or the date of Prospectus Supplement, Prospectus or such Free Writing Prospectus, as the case may be, and incorporated therein by reference.

Section 2.	Placements.

Each time that the Company wishes to issue and sell the Shares hereunder (each, a “Placement”), it will notify [Agent] by email notice (or other method mutually agreed to in writing by the parties) containing the parameters in accordance with which it desires the Shares to be sold, which shall at a minimum include the number of Shares to be issued (the “Placement Shares”), the time period during which sales are requested to be made, any limitation on the number of Shares that may be sold in any one day and any minimum price per share below which sales may not be made (a “Placement Notice”), a form of which containing such necessary minimum sales parameters is attached hereto as Exhibit A. The Placement Notice shall originate from any of the individuals from the Company set forth on Exhibit B (with a copy to each of the other individuals from the Company listed on such schedule), and shall be addressed to each of the individuals from [Agent] set forth on Exhibit B, as such Exhibit B may be amended from time to time. The Placement Notice shall be effective upon receipt by [Agent] unless and until (1) in accordance with the notice requirements set forth herein, [Agent] declines to accept the terms contained therein for any reason, in its sole discretion, (2) the entire amount of the Placement Shares have been sold, (3) in accordance with the notice requirements set forth herein, the Company suspends or terminates the Placement Notice, (4) the Company issues a subsequent Placement Notice with parameters superseding those on the earlier dated Placement Notice, (5) the Agreement has been terminated under the provisions of Section 14 or (6) either party shall have suspended the sale of the Placement Shares in accordance with Section 4 below. The amount of any discount, commission or other compensation to be paid by the Company to [Agent] in connection with the sale of the Placement Shares shall be calculated in accordance with the terms set forth in Exhibit C. It is expressly acknowledged and agreed that neither the Company nor [Agent] will have any obligation whatsoever with respect to a Placement or any Placement Shares unless and until the Company delivers a Placement Notice to [Agent] and [Agent] does not decline the terms of such Placement Notice pursuant to the terms set forth above, and then only upon the terms specified therein and herein. In the event of a conflict between the terms of this Section 2 and the terms of a Placement Notice, the terms of the Placement Notice will control.

Section 3.	Sale of Placement Shares by [Agent].

Subject to the provisions of Section 7(a), [Agent], for the period specified in the Placement Notice, will use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable state and federal laws, rules and regulations and the rules of the New York Stock Exchange (the “NYSE”), to sell the Placement Shares up to the amount specified, and otherwise in accordance with the terms of such Placement Notice. [Agent] will provide written confirmation to the Company (including by email correspondence to each of the individuals at the Company set forth on Exhibit B, if receipt of such correspondence is actually acknowledged by any of the individuals to whom notice is sent, other than via auto reply) no later than the opening of the Trading Day (as defined below) immediately following the Trading Day on which it has made sales of Placement Shares hereunder setting forth the number of Placement Shares sold on such day, the compensation payable by the Company to [Agent] pursuant to Section 2 with respect to such sales, and the Net Proceeds (as defined below) payable to the Company, with an itemization of the deductions made by [Agent] (as set forth in Section 7(b)) from the gross proceeds that it receives from such sales. Subject to the terms of the Placement Notice, [Agent] may sell Placement Shares by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 of the Securities Act, including without limitation sales made directly on the NYSE, on any other existing trading market for the Common Stock or to or through a market maker. Subject to the terms of a Placement Notice, [Agent] may also sell Placement Shares by any other method permitted by law, including but not limited to in privately negotiated transactions. For the purposes hereof, “Trading Day” means any day on which shares of Common Stock are purchased and sold on the principal market on which the Common Stock is listed or quoted.

Section 4.	Suspension of Sales.

The Company or [Agent] may, upon notice to the other party in writing (including by email correspondence to each of the individuals of the other party set forth on Exhibit B, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply) or by telephone (confirmed immediately by verifiable email correspondence to each of the individuals of the other party set forth on Exhibit B), suspend the sale of Shares under this Agreement; provided, however, that such suspension shall not affect or impair either party’s obligations with respect to any Placement Shares sold hereunder prior to the receipt of such notice. Each of the parties agrees that no such notice under this Section 4 shall be effective against the other unless it is made to one of the individuals named on Exhibit B hereto, as such exhibit may be amended from time to time.

Section 5.	Principal Transactions.

The Company may also offer to sell the Shares directly to [Agent] as principal, in which event such parties shall enter into a separate agreement (each, a “Terms Agreement”) in substantially the form of Schedule I hereto, related to such sale (each such transaction, a “Principal Transaction”). If the Company wishes to issue and sell the Shares pursuant to this Agreement but other than as set forth in Section 2 of this Agreement, it will notify [Agent] of the proposed terms of the Principal Transaction. If [Agent], acting as principal, wishes to accept such proposed terms (which it may decline to do for any reason in its sole discretion) or, following discussions with the Company, wishes to accept amended terms, the Company and [Agent] shall enter into a Terms Agreement setting forth the terms of such Principal Transaction. The terms set forth in a Terms Agreement shall not be binding on the Company or [Agent] unless and until the Company and [Agent] have each executed such Terms Agreement accepting all of the terms of such Terms Agreement. In the event of a conflict between the terms of this Agreement and the terms of a Terms Agreement, the terms of such Terms Agreement shall control. A Terms Agreement may also specify certain provisions relating to the reoffering of such Shares by [Agent]. The commitment of [Agent] to purchase the Shares pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations, warranties and agreements of the Company herein contained and shall be subject to the terms and conditions herein set forth. Any such Terms Agreement shall specify the number of the Shares to be purchased by [Agent] pursuant thereto, the price to be paid to the Company for such Shares, any provisions relating to rights of, and default by, underwriters acting together with [Agent] in the reoffering of the Shares, and the Settlement Date (as defined below) and place of delivery of and payment for such Shares. Whenever the Company determines to sell the Shares directly to an Alternate Manager (as defined in Section 6(b) below) as principal, it will enter into a separate agreement (each, an “Alternate Terms Agreement”) in substantially the form of Schedule I to the Alternate Distribution Agreements (as defined in Section 22 below).

Section 6.               Representations and Warranties by the Company. The Company represents and warrants to, and agrees with, [Agent] that as of (i) the date of this Agreement, (ii) each Representation Date as defined in Section 8(n) below, and (iii) each Applicable Time (as defined in Section 22 below):

(a)               Compliance with Registration Requirements. The Registration Statement and any Rule 462(b) Registration Statement became automatically effective upon filing with the Commission under the Securities Act. The Company has complied to the Commission’s satisfaction with all requests of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission.

(b)               No Misstatement or Omission. The Prospectus when filed complied and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act. Each of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto, at the time it became effective, complied and, as of each Applicable Time, if any, will comply in all material respects with the Securities Act and did not and, as of each Applicable Time, if any, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as amended or supplemented, as of its date, did not and, as of each Applicable Time, if any, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment thereto, or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to [Agent] or [Agent 2], [Agent 3], [Agent 4], [Agent 5], [Agent 6], [Agent 7], [Agent 8], [Agent 9], or [Agent 10] (the “Alternate Managers”, and together with [Agent], the “Managers”) furnished to the Company in writing by the Managers expressly for use therein. There are no contracts or other documents required to be described in the Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required.

(c)               Offering Materials Furnished to [Agent]. The Company has delivered to [Agent] one complete copy of the Registration Statement and a copy of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and the Prospectus, as amended or supplemented, in such quantities and at such places as [Agent] has reasonably requested.

(d)               Distribution of Offering Material By the Company. The Company has not distributed and will not distribute, prior to the completion of [Agent]’s distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than the Prospectus or the Registration Statement.

(e)               The Equity Distribution Agreement and Terms Agreements. This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles. The Company has full right, power and authority to execute and deliver any Terms Agreement and perform its respective obligations thereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of any Terms Agreement and the consummation by it of the transactions contemplated thereby will have been duly and validly authorized and any Terms Agreement will have been duly authorized, executed and delivered by the Company.

(f)               Authorization of the Shares. The Shares to be sold by [Agent], acting as agent and/or principal for the Company, have been duly authorized for issuance and sale pursuant to this Agreement or any Terms Agreement and, when issued and delivered by the Company to [Agent] pursuant to this Agreement or any Terms Agreement, will be validly issued, fully paid and nonassessable.

(g)               No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement or any Terms Agreement, except for such rights as have been duly waived.

(h)               No Material Adverse Change. Except as otherwise disclosed in the Prospectus, subsequent to the respective dates as of which information is given in the Prospectus: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change is called a “Material Adverse Change”); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business: and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company (except for regular quarterly dividends publicly announced by the Company), or (except for dividends paid to the Company or other subsidiaries) any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

(i)               Independent Accountants. KPMG LLP, who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules filed with the Commission or incorporated by reference as a part of the Registration Statement and included in the Prospectus, is an independent registered public accounting firm as required by the Securities Act and the Exchange Act.

(j)               Preparation of the Financial Statements. The financial statements filed with the Commission as a part of or incorporated within the Registration Statement and included in the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. The supporting schedules included in or incorporated in the Registration Statement present fairly the information required to be stated therein. Such financial statements and supporting schedules have been prepared in conformity with generally accepted accounting principles as applied in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules are required to be included in or incorporated in the Registration Statement. The financial data set forth or incorporated in the Prospectus under the captions “Ratio of Earnings to Fixed Charges” and “Selected Financial Data” fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained, incorporated or deemed to be incorporated in the Registration Statement.

(k)               Incorporation and Good Standing of the Company and its Subsidiaries. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement. Essex Portfolio, L.P. is the Company’s only significant subsidiary (as defined in Rule 1-02 (w) of Regulation S-X of the Exchange Act) (the “Significant Subsidiary”). The Significant Subsidiary has been duly organized and is validly existing as a partnership in good standing under the laws of the jurisdiction of its organization and has the requisite power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus. Each of the Company and the Significant Subsidiary is duly qualified as a foreign corporation or foreign partnership to transact business and is in good standing in the State of California and each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions (other than the State of California) where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. Except as described in the Prospectus, all of the issued and outstanding partnership interests in the Significant Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable. The partnership interests in the Significant Subsidiary that are owned by the Company are free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and other than (i) those subsidiaries not required to be listed on Exhibit 21.1 by Item 601 of Regulation S-K under the Exchange Act and (ii) those subsidiaries formed since December 31, 2015.

(l)               Capital Stock Matters. The Shares conform in all material respects to the description thereof contained in the Prospectus. All of the issued and outstanding shares of Common Stock and Preferred Stock have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. None of the outstanding shares of Common Stock and Preferred Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those accurately described in all material respects in the Prospectus. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Prospectus accurately and fairly presents in all material respects the information required to be shown with respect to such plans, arrangements, options and rights.

(m)               Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or is in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject (each, an “Existing Instrument”), except for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change. The Company’s execution, delivery and performance of this Agreement, any Terms Agreement, and consummation of the transactions contemplated hereby and thereby and by the Prospectus (i) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary, (ii) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, Defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any subsidiary. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company’s execution, delivery and performance of this Agreement, any Terms Agreement, and consummation of the transactions contemplated hereby and thereby and by the Prospectus, except such as have been obtained or made by the Company and are in full force and effect under the Securities Act, applicable state securities or blue sky laws and from the Financial Industry Regulatory Authority (“FINRA”).

(n)               No Material Actions or Proceedings. Except as disclosed in the Prospectus, there are no legal or governmental actions, suits or proceedings pending or, to the best of the Company’s knowledge, threatened (i) against or affecting the Company or any of its subsidiaries, (ii) which has as the subject thereof any officer or director of, or property owned or leased by, the Company or any of its subsidiaries or (iii) relating to environmental or discrimination matters, where in any such case (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company or such subsidiary and (B) any such action, suit or proceeding, if so determined adversely, would reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement. No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the best of the Company’s knowledge, is threatened or imminent.

(o)               All Necessary Permits, etc. The Company and each subsidiary possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, other than those the failure to possess or own would not result in a Material Adverse Change, and neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Change.

(p)               Tax Law Compliance. The Company and its consolidated subsidiaries have filed all necessary federal, state and foreign income, property and franchise tax returns and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them except as may be being contested in good faith and by appropriate proceedings. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 6(j) above in respect of all federal, state and foreign income, property and franchise taxes for all periods as to which the tax liability of the Company or any of its consolidated subsidiaries has not been finally determined.

(q)               Company is a REIT. Commencing with the Company’s taxable year ended December 31, 1994, the Company has been organized and has operated in conformity with the requirements for qualification as a “real estate investment trust,” and its organization and proposed method of operation will enable it to continue to meet the requirements for the qualification and taxation as a “real estate investment trust” under the Internal Revenue Code of 1986, as amended (the “Code”).

(r)               Company Not an “Investment Company”. The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company is not, and after receipt of payment for the Shares will not be, an “investment company” within the meaning of Investment Company Act and will conduct its business in a manner so that it will not become subject to the Investment Company Act.

(s)               Insurance. Except as otherwise described in the Prospectus, each of the Company and its subsidiaries are insured by insurers of recognized financial responsibility with policies in such amounts and with such deductibles and covering such risks as are generally deemed prudent and customary for the business for which it is engaged including, but not limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction and acts of vandalism. The Company has no reason to believe that it or any subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change.

(t)              No Price Stabilization or Manipulation. The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(u)              Related Party Transactions. There are no business relationships or related-party transactions involving the Company or any subsidiary or any other person required to be described in the Prospectus which have not been described as required.

(v)              Exchange Act Compliance. The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act, and, when read together with the other information in the Prospectus, at the Applicable Time, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(w)              No Unlawful Contributions or Other Payments. Neither the Company nor any of its subsidiaries nor, to the best of the Company’s knowledge, any employee or agent of the Company or any subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Prospectus.

(x)              Company’s Accounting System. The Company maintains a system of accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(y)              Title to Properties. Except as otherwise disclosed in the Prospectus and except as would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise: (i) all properties and assets described in the Prospectus are owned with good and marketable title by the Company, its subsidiaries and/or a joint venture or partnership in which any such party is a participant (a “Related Entity”); (ii) all of the leases under which any of the Company, its subsidiaries or, to the knowledge of the Company, Related Entities holds or uses real properties or assets as a lessee are in full force and effect, and neither the Company, nor any of its subsidiaries or, to the knowledge of the Company, Related Entities is in material default in respect of any of the terms or provisions of any of such leases and no claim has been asserted by anyone adverse to any such party’s rights as lessee under any of such leases, or affecting or questioning any such party’s right to the continued possession or use of the leased property or assets under any such leases; (iii) all liens, charges, encumbrances, claims or restrictions on or affecting the properties and assets of any of the Company, its subsidiaries or Related Entities which are required to be disclosed in the Prospectus are disclosed therein; (iv) neither the Company, nor any of its subsidiaries or, to the knowledge of the Company, Related Entities nor any lessee of any portion of any such party’s properties is in default under any of the leases pursuant to which any of the Company, its subsidiaries or, to the knowledge of the Company, Related Entities leases its properties and neither the Company, nor any of its subsidiaries or Related Entities knows of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such leases; (v) no tenant under any of the leases pursuant to which any of the Company, or its subsidiaries or, to the knowledge of the Company, Related Entities leases its properties has an option or right of first refusal to purchase the premises demised under such lease; (vi) each of the properties of any of the Company or its subsidiaries or to the knowledge of the Company, Related Entities complies with all applicable codes and zoning laws and regulations; and (vii) neither the Company nor any of its subsidiaries has knowledge of any pending or threatened condemnation, zoning change or other proceeding or action that will in any manner affect the size of, use of, improvements on, construction on, or access to the properties of any of the Company, or its subsidiaries or Related Entities.

(z)              Title Insurance. Title insurance in favor of the mortgagee or the Company, its subsidiaries and/or their Related Entities is maintained with respect to each property owned by any such entity in an amount at least equal to (a) the cost of acquisition of such property or (b) the cost of construction of such property (measured at the time of such construction), except, in each case, where the failure to maintain such title insurance would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

(aa)              No Convertible Mortgages. Except as described in the Prospectus, the mortgages and deeds of trust encumbering the properties and assets described in the Prospectus are not convertible nor does any of the Company, or its subsidiaries hold a participating interest therein.

(bb)             Valid Partnerships. Each of the partnership and joint venture agreements to which the Company or any of its subsidiaries is a party, and which relates to real property described in the Prospectus, has been duly authorized, executed and delivered by such applicable party and constitutes the valid agreement thereof, enforceable in accordance with its terms, except as limited by (a) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors or (b) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought, and the execution, delivery and performance of any of such agreements did not, at the time of execution and delivery, and does not constitute a breach of, or default under, the charter or bylaws of such party or any material contract, lease or other instrument to which such party is a party or by which its properties may be bound or any law, administrative regulation or administrative or court order or decree, except for such breaches or defaults that would not result in a Material Adverse Change.

(cc)             Hazardous Materials. Except as otherwise described in the Prospectus, none of the Company, or any of its subsidiaries has any knowledge of (a) the unlawful presence of any hazardous substances, hazardous materials, toxic substances or waste materials (collectively, “Hazardous Materials”) on any of the properties owned by it or the Related Entities, or (b) any unlawful spills, releases, discharges or disposal, of Hazardous Materials that have occurred or are presently occurring off such properties as a result of any construction on or operation and use of such properties which presence or occurrence would have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and in connection with the construction on or operation and use of the properties owned by the Company, its subsidiaries and Related-Entities, each of the Company, and its subsidiaries represents that, if any, it has no knowledge of any material failure to comply with all applicable foreign local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport and disposal of any Hazardous Materials, except for such failures that would not result in a Material Adverse Change.

(dd)             Compliance with Environmental Laws. Except as otherwise described in the Prospectus, and except as would not, individually or in the aggregate, result in a Material Adverse Change (i) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign law or regulation relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, “Materials of Environmental Concern”), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environment Concern (collectively, “Environmental Laws”), which violation includes, but is not limited to, noncompliance with any permits or other governmental authorizations required for the operation of the business of the Company or its subsidiaries under applicable Environmental Laws, or noncompliance with the terms and conditions thereof, nor has the Company or any of its subsidiaries received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Company or any of its subsidiaries is in violation of any Environmental Law; (ii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company has received written notice, and no written notice by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys’ fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Materials of Environmental Concern at any location owned, leased or operated by the Company or any of its subsidiaries, now or in the past (collectively, “Environmental Claims”), pending or, to the best of the Company’s knowledge, threatened against the Company or any of its subsidiaries or any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law; and (iii) to the best of the Company’s knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that reasonably could result in a violation of any Environmental Law or form the basis of a potential Environmental Claim against the Company or any of its subsidiaries or against any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law.

(ee)             Environmental Compliance. The description set forth under the caption “The Company’s Portfolio may have unknown environmental liabilities” in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 accurately describes the Company’s analysis of the compliance of its properties with Environmental Laws. On the basis of such analysis and the amount of its established reserves, the Company has reasonably concluded that the costs and liabilities associated with the Company’s properties’ compliance with Environmental Laws would not reasonably be likely, individually or in the aggregate, to result in a Material Adverse Change.

(ff)               Brokers. Except as set forth in the Prospectus, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement.

(gg)               No Outstanding Loans or Other Indebtedness. Except as described in the Prospectus, there are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of the members of any of them.

(hh)               No Reliance. The Company has not relied upon [Agent] or legal counsel for [Agent] for any legal, tax or accounting advice in connection with the offering and sale of the Placement Shares.

(ii)               [Agent] Purchases. The Company acknowledges and agrees that [Agent] has informed the Company that [Agent] may, to the extent permitted under the Securities Act and the Exchange Act, purchase and sell shares of Common Stock for its own account while this Agreement is in effect, provided, that (i) no such purchase or sales shall take place while a Placement Notice is in effect (except to the extent [Agent] may engage in sales of Placement Shares purchased or deemed purchased from the Company as a “riskless principal” or in a similar capacity or pursuant to any Terms Agreement) and (ii) the Company shall not be deemed to have authorized or consented to any such purchases or sales by [Agent].

(jj)               Compliance with Laws. The Company has not been advised, and has no reason to believe, that it and each of its subsidiaries are not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, except where failure to be so in compliance would not result in a Material Adverse Change.

Any certificate signed by an officer of the Company and delivered to [Agent] or to counsel for [Agent] shall be deemed to be a representation and warranty by the Company to [Agent] as to the matters set forth therein.

The Company acknowledges that [Agent] and, for purposes of the opinions to be delivered pursuant to Section 8 hereof, counsel to the Company and counsel to [Agent], will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

Section 7.	Sale and Delivery to [Agent]; Settlement.

(a)               Sale of Placement Shares. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, upon [Agent]’s acceptance of the terms of a Placement Notice, and unless the sale of the Placement Shares described therein has been declined, suspended, or otherwise terminated in accordance with the terms of this Agreement, [Agent], for the period specified in the Placement Notice, will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Placement Shares up to the amount specified, and otherwise in accordance with the terms of such Placement Notice. The Company acknowledges and agrees that (i) there can be no assurance that [Agent] will be successful in selling Placement Shares, (ii) [Agent] will incur no liability or obligation to the Company or any other person or entity if it does not sell Placement Shares for any reason other than a failure by [Agent] to use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable law and regulations to sell such Placement Shares as required under this Agreement and (iii) [Agent] shall be under no obligation to purchase Shares on a principal basis pursuant to this Agreement, except as otherwise agreed by [Agent] and the Company.

(b)               Settlement of Shares. Unless otherwise specified in the applicable Placement Notice or Terms Agreement, as applicable, settlement for sales of Shares will occur on the third (3rd) Trading Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made (each, a “Settlement Date”). The amount of proceeds to be delivered to the Company on a Settlement Date against receipt of the Shares sold (the “Net Proceeds”) will be equal to the aggregate sales price received by [Agent] at which such Shares were sold, after deduction for (i) [Agent]’s commission, discount or other compensation for such sales payable by the Company pursuant to Section 2 hereof or pursuant to the relevant Terms Agreement, and (ii) any transaction fees imposed by any governmental or self-regulatory organization in respect of such sales.

(c)               Delivery of Placement Shares and Purchased Securities. On or before each Settlement Date, the Company will, or will cause its transfer agent to, electronically transfer the Placement Shares or Purchased Securities (as defined in any relevant Terms Agreement) being sold by crediting [Agent]’s or its designee’s account (provided [Agent] shall have given the Company written notice of such designee prior to the Settlement Date) at The Depository Trust Company through its Deposit and Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the parties hereto which in all cases shall be freely tradable, transferable, registered shares in good deliverable form. On each Settlement Date, [Agent] will deliver the related Net Proceeds in same day funds to an account designated by the Company on, or prior to, the Settlement Date. The Company agrees that if the Company, or its transfer agent (if applicable), defaults in its obligation to deliver Placement Shares or Purchased Securities on a Settlement Date, the Company agrees that in addition to and in no way limiting the rights and obligations set forth in Section 11(a) hereto, it will (i) hold [Agent] harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company or its transfer agent (if applicable) and (ii) pay to [Agent] any commission, discount, or other compensation to which it would otherwise have been entitled absent such default.

(d)               Denominations; Registration. Certificates for the Shares, if any, shall be in such denominations and registered in such names as [Agent] may request in writing at least one full business day before the Settlement Date. The certificates for the Shares, if any, will be made available for examination and packaging by [Agent] in The City of New York not later than noon (New York time) on the business day prior to the Settlement Date.

(e)               Limitations on Offering Size. Under no circumstances shall the Company cause or request the offer or sale of any Shares if, after giving effect to the sale of such Shares, the aggregate Shares sold pursuant to this Agreement, any Terms Agreement, the Alternate Distribution Agreements and any Alternate Terms Agreement would exceed the lesser of (i) the amount available for offer and sale under the currently effective Registration Statement and (ii) the amount authorized from time to time to be issued and sold under this Agreement, any Terms Agreement, the Alternate Distribution Agreements, and any Alternate Terms Agreements by the Company’s board of directors, a duly authorized committee thereof or a duly authorized executive committee, and notified to [Agent] in writing (such lesser amount, the “Maximum Amount”). Under no circumstances shall the Company cause or request the offer or sale of any Shares at a price lower than the minimum price authorized from time to time by the Company’s board of directors, duly authorized committee thereof or a duly authorized executive committee, and notified to [Agent] in writing. Further, under no circumstances shall the aggregate offering amount of Shares sold pursuant to this Agreement and the Alternate Distribution Agreements, including any Terms Agreement or Alternate Terms Agreement, exceed the Maximum Amount.

Section 8.	Covenants of the Company.

The Company covenants with [Agent] as follows:

(a)               Registration Statement Amendments; Payment of Fees. After the date of this Agreement and during any period in which a Prospectus relating to any Placement Shares or Purchased Securities is required to be delivered by [Agent] under the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), (i) to the extent that such information is not filed via IDEA, the Company will notify [Agent] promptly of the time when any subsequent amendment to the Registration Statement, other than documents incorporated by reference, has been filed with the Commission and/or has become effective or any subsequent supplement to the Prospectus has been filed and of any comment letter from the Commission or any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for additional information; (ii) the Company will prepare and file with the Commission, promptly upon [Agent]’s request, any amendments or supplements to the Registration Statement or Prospectus that, in [Agent]’s reasonable opinion, may be necessary or advisable in connection with the distribution of the Placement Shares by [Agent] or the sale of Purchased Securities in a Principal Transaction (provided, however, that the failure of [Agent] to make such request shall not relieve the Company of any obligation or liability hereunder, or affect [Agent]’s right to rely on the representations and warranties made by the Company in this Agreement); (iii) the Company will not file any amendment or supplement to the Registration Statement or Prospectus, other than documents incorporated by reference, relating to the Placement Shares or Purchased Securities or a security convertible into the Placement Shares or Purchased Securities unless a copy thereof has been submitted to [Agent] within a reasonable period of time before the filing and [Agent] has not reasonably objected thereto (provided, however, that the failure of [Agent] to make such objection shall not relieve the Company of any obligation or liability hereunder, or affect [Agent]’s right to rely on the representations and warranties made by the Company in this Agreement) and the Company will furnish to [Agent] at the time of filing thereof a copy of any document that upon filing is deemed to be incorporated by reference into the Registration Statement or Prospectus, except for those documents available via IDEA; and (iv) the Company will cause each amendment or supplement to the Prospectus, other than documents incorporated by reference, to be filed with the Commission as required pursuant to the applicable paragraph of Rule 424(b) of the Securities Act (without reliance on Rule 424(b)(8) of the Securities Act).

(b)               Notice of Commission Stop Orders. The Company will advise [Agent], promptly after it receives notice or obtains knowledge thereof, of the issuance or threatened issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any other order preventing or suspending the use of the Prospectus, of the suspension of the qualification of the Placement Shares or Purchased Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose or any examination pursuant to Section 8(e) of the Securities Act, or if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Shares; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop or other order or to obtain its withdrawal if such a stop or other order should be issued.

(c)               Delivery of Prospectus; Subsequent Changes. During any period in which a Prospectus relating to the Placement Shares or Purchased Securities is required to be delivered by [Agent] under the Securities Act with respect to a pending sale of the Placement Shares or Purchased Securities, (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), the Company will comply with all requirements imposed upon it by the Securities Act, as from time to time in force, and to file on or before their respective due dates all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14, 15(d) or any other provision of or under the Exchange Act. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period the Registration Statement ceases to be effective or it is necessary to amend or supplement the Registration Statement or Prospectus to comply with the Securities Act, the Company will promptly notify [Agent] to suspend the offering of Shares during such period and the Company will promptly amend or supplement the Registration Statement or Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

(d)               Listing of Placement Shares or Purchased Securities. During any period in which the Prospectus relating to the Placement Shares or Purchased Securities is required to be delivered by [Agent] under the Securities Act with respect to a pending sale of the Placement Shares or Purchased Securities (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), the Company will use its commercially reasonable efforts to cause the relevant Placement Shares or Purchased Securities to be listed on the NYSE and to qualify such Placement Shares or Purchased Securities for sale under the securities laws of such jurisdictions as [Agent] reasonably designates and to continue such qualifications in effect so long as required for the distribution of the relevant Placement Shares or Purchased Securities; provided, however, that the Company shall not be required in connection therewith to qualify as a foreign entity or dealer in securities or file a general consent to service of process in any jurisdiction.

(e)               Filings with the NYSE. The Company will timely file with the NYSE all material documents and notices required by the NYSE of companies that have or will issue securities that are listed on the NYSE.

(f)               Delivery of Registration Statement and Prospectus. The Company will furnish to [Agent] and its counsel (at the expense of the Company) copies of the Registration Statement and the Prospectus during any period in which a Prospectus relating to any of the Placement Shares or Purchased Securities is required to be delivered under the Securities Act, in each case as soon as reasonably practicable and in such quantities as [Agent] may from time to time reasonably request and, at [Agent]’s request, will also furnish copies of the Prospectus to each exchange or market on which sales of the Placement Shares or Purchased Securities may be made; provided, however, that the Company shall not be required to furnish any document (other than the Prospectus) to [Agent] to the extent such document is available on IDEA. The copies of the Registration Statement and the Prospectus and any supplements or amendments thereto furnished to [Agent] will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to IDEA, except to the extent permitted by Regulation S-T.

(g)               Earnings Statement. The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period that satisfies the provisions of Section 11(a) and Rule 158 of the Securities Act. “Earnings statement” and “make generally available” will have the meanings contained in Rule 158 under the Securities Act.

(h)               Blue Sky and Other Qualifications. The Company will use its commercially reasonable efforts, in cooperation with [Agent], to qualify the Placement Shares or Purchased Securities for offering and sale, or to obtain an exemption for the Shares to be offered and sold, under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as [Agent] may designate and to maintain such qualifications and exemptions in effect for so long as required for the distribution of the Shares (but in no event for less than one year from the date of this Agreement); provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Placement Shares or Purchased Securities have been so qualified or exempt, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification or exemption, as the case may be, in effect for so long as required for the distribution of such Placement Shares or Purchased Securities (but in no event for less than one year from the date of this Agreement).

(i)               Use of Proceeds. The Company will use the Net Proceeds as described in the Prospectus in the section entitled “Use of Proceeds.”

(j)               Notice of Other Sales. During the pendency of any Placement Notice given hereunder or a Principal Transaction pursuant to a Terms Agreement, the Company shall provide [Agent] notice as promptly as reasonably possible before it offers to sell, contracts to sell, sells, grants any option to sell or otherwise disposes of any shares of Common Stock (other than Placement Shares offered pursuant to the provisions of this Agreement) or securities convertible into or exchangeable for Common Stock, warrants or any rights to purchase or acquire Common Stock; provided, that such notice shall not be required in connection with the (i) issuance, grant or sale of Common Stock, options to purchase Common Stock or Common Stock issuable upon the exercise of options or other equity awards pursuant to any stock option, stock bonus or other stock or compensatory plan or arrangement described in the Prospectus, (ii) the issuance of securities in connection with an acquisition, merger or sale or purchase of assets, (iii) the issuance or sale of Common Stock pursuant to any dividend reinvestment plan that the Company may adopt from time to time provided the implementation of such is disclosed to [Agent] in advance, (iv) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Common Stock, provided the implementation of such is disclosed to [Agent] in advance or (v) any shares of Common Stock issuable upon the exchange, conversion, or redemption of securities, including, but not limited to, operating partnership units in Essex Portfolio, L.P., as to which the Company is the general partner, or the exercise of warrants, options or other rights in effect or outstanding. To the extent requested in writing by the Company, [Agent] shall keep notices provided under this Section 8(j) confidential. Any lock-up provisions relating to a Principal Transaction shall be set forth in the applicable Terms Agreement.

(k)               Change of Circumstances. The Company will, at any time during a fiscal quarter in which the Company intends to tender a Placement Notice or sell Placement Shares or other Shares pursuant to a Terms Agreement or Alternate Terms Agreement, advise [Agent] promptly after it shall have received notice or obtained knowledge thereof, of any information or fact that would alter or affect in any material respect any opinion, certificate, letter, comfort letter or the like provided to [Agent] pursuant to Section 8 of this Agreement.

(l)               Due Diligence Cooperation. The Company will cooperate with any reasonable due diligence review conducted by [Agent] or its agents in connection with the transactions contemplated hereby, including, without limitation, providing information and making available documents and senior officers, during regular business hours and at the Company’s principal offices, as [Agent] may reasonably request.

(m)               Required Filings Relating to Placement or Sale of Placement Shares or Purchased Securities. The Company agrees that on such dates as the Securities Act shall require, the Company will (i) file a prospectus supplement with the Commission under the applicable paragraph of Rule 424(b) under the Securities Act, which prospectus supplement will set forth, within the relevant period, the amount of Placement Shares sold through [Agent] or the amount of Shares sold to [Agent] acting as principal, the Net Proceeds to the Company and the compensation payable by the Company to [Agent] with respect to such Placement Shares and Purchased Securities, and (ii) deliver such number of copies of each such prospectus supplement to each exchange or market on which such sales were effected as may be required by the rules or regulations of such exchange or market.

(n)               Representation Dates; Certificate. On the date of this Agreement and each time the Company:

(i)	files the Prospectus relating to the Shares or amends or supplements (other than a prospectus supplement relating solely to an offering of securities other than the Shares) the Registration Statement or the Prospectus relating to the Shares by means of a post-effective amendment, sticker, or supplement but not by means of incorporation of documents by reference into the Registration Statement or the Prospectus relating to the Shares;

(ii)	files an annual report on Form 10-K under the Exchange Act (including any Form 10-K/A containing amended financial information or a material amendment to the previously filed Form 10-K);

(iii)	files its quarterly reports on Form 10-Q under the Exchange Act;

(iv)	files a current report on Form 8-K containing amended financial information (other than information “furnished” pursuant to Items 2.02 or 7.01 of Form 8-K or to provide disclosure pursuant to Item 8.01 of Form 8-K relating to the reclassification of certain properties as discontinued operations in accordance with Statement of Financial Accounting Standards No. 144) under the Exchange Act;

(v)	each date on which the Company executes and delivers a Terms Agreement; or

(vi)	each Settlement Date with respect to a Principal Transaction,

each date of filing of one or more of the documents referred to in clauses (i) through (iv), and each of the dates referred to in clauses (v) and (vi), shall be a “Representation Date”; provided however, notwithstanding anything to the contrary contained in this Agreement, [Agent] may waive any documents required to be delivered to [Agent] as a result of a Representation Date, the Company shall furnish [Agent] with a certificate, in the form attached hereto as Exhibit D within three (3) Trading Days of any Representation Date. The requirement to provide a certificate under this Section 8(n) shall be waived for any Representation Date occurring at a time at which no Placement Notice is pending, which waiver shall continue until the earlier to occur of the date the Company delivers a Placement Notice hereunder (which for such calendar quarter shall be considered a Representation Date) and the next occurring Representation Date; provided, however, that such waiver shall not apply for any Representation Date on which the Company files its annual report on Form 10-K or a Representation Date with respect to a Principal Transaction. Notwithstanding the foregoing, if the Company subsequently decides to sell Placement Shares following a Representation Date when the Company relied on such waiver and did not provide [Agent] with a certificate under this Section 8(n), then before the Company delivers the Placement Notice or [Agent] sells any Placement Shares, the Company shall provide [Agent] with a certificate, in the form attached hereto as Exhibit D, dated the date of the Placement Notice.

(o)               Legal Opinion. (1) On the date of this Agreement and (2) within three (3) Trading Days of each Representation Date with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit D for which no waiver is applicable, the Company shall cause to be furnished to [Agent] a written opinion of Perkins Coie LLP (“Company Counsel”), in form and substance satisfactory to [Agent] and its counsel, dated the date that the opinion is required to be delivered, substantially similar to the form attached hereto as Exhibit E-1, Exhibit E-2 and Exhibit E-3, modified as necessary, to relate to the Registration Statement, the Prospectus as then amended or supplemented, and the relevant Terms Agreement, if applicable; provided, however, that in lieu of such opinions for subsequent Representation Dates listed in clauses (i) through (iv), inclusive, of Section 8(n), counsel may furnish [Agent] with a letter (a “Reliance Letter”) to the effect that [Agent] may rely on a prior opinion delivered under this Section 8(o) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date).

(p)               Comfort Letter. (1) On the date of this Agreement and (2) within three (3) Trading Days of each Representation Date with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit D for which no waiver is applicable, the Company shall cause its independent accountants (and/or any other independent accountants whose report is included in the Registration Statement or the Prospectus) to furnish [Agent] letters (the “Comfort Letters”), dated the date of the Comfort Letter is delivered, in form and substance satisfactory to [Agent], (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act, the Exchange Act and the PCAOB, (ii) stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings (the first such letter, the “Initial Comfort Letter”) and (iii) updating the Initial Comfort Letter with any information that would have been included in the Initial Comfort Letter had it been given on such date and modified as necessary to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter.

(q)               REIT Treatment. The Company will use its reasonable efforts to enable the Company to continue to meet the requirements to qualify for taxation as a REIT under the Code for subsequent tax years that include any portion of the term of this Agreement except as otherwise determined by the Board of Directors of the Company to be in the best interests of stockholders.

(r)               Investment Company Act. The Company will conduct its affairs in such a manner so as to reasonably ensure that neither it nor the Subsidiaries will be or become, at any time prior to the termination of this Agreement, an “investment company,” as such term is defined in the Investment Company Act, assuming no change in the Commission’s current interpretation as to entities that are not considered an investment company.

(s)               Securities Act and Exchange Act. The Company will use its commercially reasonable efforts to comply with all requirements imposed upon it by the Securities Act and the Exchange Act as from time to time in force, so far as necessary to permit the continuance of sales of, or dealings in, the Placement Shares and the Shares sold in a Principal Transaction as contemplated by the provisions hereof, any Terms Agreement, and the Prospectus.

(t)               No Offer to Sell. Other than a free writing prospectus (as defined in Rule 405 under the Securities Act) approved in advance in writing by the Company and [Agent] in its capacity as principal or agent hereunder, neither [Agent] nor the Company (including its agents and representatives, other than [Agent] in its capacity as such) will, directly or indirectly, make, use, prepare, authorize, approve or refer to any free writing prospectus relating to the Shares to be sold by [Agent] as principal or agent hereunder.

(u)               Regulation M. If the Company has reason to believe that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the Exchange Act are not satisfied with respect to the Company or the Common Stock, it shall promptly notify [Agent] and sales of the Shares under this Agreement or any Terms Agreement shall be suspended until that or other exemptive provisions have been satisfied in the judgment of each party.

(v)               Transfer Agent. The Company shall maintain, at its expense, a registrar and transfer agent for the Common Stock.

(w)               Disclosure of Sales. The Company will disclose in its quarterly reports on Form 10-Q and in its annual report on Form 10-K the number of Shares sold through the Managers under this Agreement and any Terms Agreement during the relevant quarter.

(x)               Market Stabilization. The Company will not, and will use its commercially reasonable efforts to cause its officers, trustees and affiliates not to, (i) take, directly or indirectly, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Shares during the pendency of any Placement Notice or (iii) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Company during the pendency of any Placement Notice; provided, however, that upon consent of [Agent] the Company may bid for and purchase Common Stock in accordance with Rule 10b-18 under the Exchange Act.

(y)               Listing. During any period in which the Prospectus relating to the Shares is required to be delivered by [Agent] under the Securities Act with respect to a pending sale of the Shares (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), the Company will use its commercially reasonable efforts to cause the Shares to be listed on the NYSE.

(z)               Available Shares. The Company will ensure that there are at all times sufficient shares of Common Stock to provide for the issuance, free of any preemptive rights, out of its authorized but unissued shares of Common Stock, equal to the Maximum Amount.

Section 9.	Payment of Expenses.

(a)               Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement and any Terms Agreement, including (i) the preparation, filing, including any fees required by the Commission, and printing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment and supplement thereto, in such number as [Agent] shall deem necessary, (ii) the printing and delivery to [Agent] of this Agreement, any Terms Agreement, and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Placement Shares or Shares sold in a Principal Transaction, (iii) the preparation, issuance and delivery of the certificates, if any, for the Shares to [Agent], including any stock or other transfer taxes and any capital duties, stamp duties or other duties or taxes payable upon the sale, issuance or delivery of the Shares to [Agent], (iv) the fees and disbursements of the counsel, accountants and other advisors to the Company, (v) the qualification or exemption of the Shares under state securities laws in accordance with the provisions of Section 8(h) hereof, including filing fees (provided, however, any fees or disbursements of counsel for [Agent] in connection therewith shall be paid by [Agent]), (vi) the printing and delivery to [Agent] of copies of any permitted Free Writing Prospectus and the Prospectus and any amendments or supplements thereto in such number as [Agent] shall deem necessary, (vii) the preparation, printing and delivery to [Agent] of copies of the blue sky survey and any Canadian “wrapper” and any supplements thereto, in such number as [Agent] shall deem necessary, (viii) the fees and expenses of the transfer agent and registrar for the Shares, (ix) the filing fees incident to any review by FINRA of the terms of the sale of the Shares, and (x) the fees and expenses incurred in connection with the listing of the Shares on the NYSE.

Section 10.	Conditions of [Agent]’s Obligations.

The obligations of [Agent] hereunder with respect to a Placement or with respect to a Principal Transaction will be subject to the continuing accuracy and completeness of the representations and warranties of the Company contained in this Agreement or in certificates of any officer of the Company or any Subsidiary of the Company delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

(a)               Effectiveness of Registration Statement. The Registration Statement shall have become effective and shall be available for (1) all sales of Placement Shares issued pursuant to all prior Placement Notices, (2) the sale of all Placement Shares contemplated to be issued by any Placement Notice, and (3) all sales of Shares issued pursuant to this Agreement and the relevant Terms Agreement.

(b)               No Material Notices. None of the following events shall have occurred and be continuing: (1) receipt by the Company or any of its Subsidiaries of any request for additional information from the Commission or any other federal or state governmental authority during the period of effectiveness of the Registration Statement, the response to which would require any post-effective amendments or supplements to the Registration Statement or the Prospectus; (2) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (3) receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (4) the occurrence of any event that makes any material statement made in the Registration Statement or the Prospectus, or any Issuer Free Writing Prospectus, or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related Prospectus, or any Issuer Free Writing Prospectus, or any such document so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading or, that in the case of the Prospectus and any Issuer Free Writing Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c)               Material Changes. Except as contemplated in the Prospectus, or disclosed in the Company’s reports filed with the Commission, there shall not have been any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the business, properties, earnings, results of operations or prospects of the Company except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Change.

(d)               Counsel Letters. [Agent] shall have received the favorable opinion of Company Counsel, required to be delivered pursuant to Section 8(o) on or before the date on which such delivery of such opinion is required pursuant to Section 8(o). On or before the date of the first Placement Notice or Terms Agreement and thereafter within three (3) Trading Days of each Representation Date with respect to which the Company is required to cause to be furnished to [Agent] a written opinion of Company Counsel pursuant to Section 8(o), Alston & Bird LLP shall have furnished to [Agent] its negative assurance letter in form and substance satisfactory to [Agent] dated the date the letter is required to be delivered.

(e)               Representation Certificate. [Agent] shall have received the certificate required to be delivered pursuant to Section 8(n) on or before the date on which delivery of such certificate is required pursuant to Section 8(n).

(f)               Accountant’s Comfort Letter. [Agent] shall have received the Comfort Letter required to be delivered pursuant to Section 8(p) on or before the date on which such delivery of such Comfort Letter is required pursuant to Section 8(p).

(g)               Approval for Listing. The Placement Shares and Purchased Securities (as defined in the relevant Terms Agreement) shall either have been (i) approved for listing on NYSE, subject only to notice of issuance, or (ii) the Company shall have filed an application for listing of the Placement Shares or Purchased Securities on NYSE at, or prior to, the issuance of any Placement Notice or the date of any Terms Agreement.

(h)               No NYSE Suspension or FINRA Objection. Trading in the Shares shall not have been suspended on the NYSE. FINRA shall not have objected to the fairness or reasonableness of the terms or arrangements under this Agreement and any Terms Agreement, if applicable.

(i)               Additional Documents. On each date on which the Company is required to deliver a certificate pursuant to Section 8(n), counsel for [Agent] shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Shares as herein contemplated or as contemplated by any Terms Agreement, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, contained in this Agreement or any Terms Agreement.

(j)               Securities Act Filings Made. All filings with the Commission required by Rule 424 under the Securities Act to have been filed prior to the issuance of any Placement Notice hereunder or the date of any Terms Agreement shall have been made within the applicable time period prescribed for such filing by Rule 424.

(k)               Termination of Agreement. If any condition specified in this Section 10 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by [Agent] by notice to the Company. Notice of such cancellation shall be given in writing and addressed to each of the individuals of the Company set forth on Exhibit B.

Section 11.	Indemnification.

(a)               Company Indemnification. The Company agrees to indemnify and hold harmless [Agent], the directors, officers, partners, employees and agents of [Agent] and each person, if any, who (i) controls [Agent] within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or (ii) is controlled by or is under common control with [Agent] from and against any and all losses, claims, liabilities, expenses and damages (including, but not limited to, any and all reasonable investigative, legal and other expenses incurred in connection with, and any and all amounts paid in settlement (in accordance with Section 11(c)) of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), as and when incurred, to which [Agent], or any such person, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based, directly or indirectly, on (x) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or in any free writing prospectus or in any application or other document executed by or on behalf of the Company or based on written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities laws thereof or filed with the Commission, (y) the omission or alleged omission to state in any such document a material fact required to be stated in it or necessary to make the statements in it not misleading or (z) any breach by any of the indemnifying parties of any of their respective representations, warranties and agreements contained in this Agreement or any Terms Agreement; provided, however, that this indemnity agreement shall not apply to the extent that such loss, claim, liability, expense or damage arises from the sale of the Shares pursuant to this Agreement or any Terms Agreement and is caused directly or indirectly by an untrue statement or omission made in reliance upon and in conformity with written information relating to any of the Managers and furnished to the Company by any of the Managers expressly for inclusion in any document as described in clause (x) of this Section 11(a). This indemnity agreement will be in addition to any liability that the Company might otherwise have.

(b)               [Agent] Indemnification. [Agent] agrees to indemnify and hold harmless the Company and its directors and each officer of the Company that signed the Registration Statement, and each person, if any, who (i) controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or (ii) is controlled by or is under common control with the Company against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 11(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendments thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information relating to [Agent] and furnished to the Company by [Agent] expressly for inclusion in any document as described in clause (x) of Section 11(a).

(c)               Procedure. Any party that proposes to assert the right to be indemnified under this Section 11 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 11, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve the indemnifying party from (i) any liability that it might have to any indemnified party otherwise than under this Section 11 and (ii) any liability that it may have to any indemnified party under the foregoing provision of this Section 11 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties; provided, however, that the indemnifying party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all indemnified parties (which shall also include in this case, any and all Alternate Managers being indemnified by the Company in such claims or actions pursuant to their respective equity distribution agreements) or for legal fees, expenses and other charges that are not reasonable. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm (in addition to any local counsel) for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. Except as provided in Section 11(d), an indemnifying party will not, in any event, be liable for any settlement of any action or claim effected without its written consent. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 11 or Section 12 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)               Settlement Without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel to which such indemnified party is entitled pursuant to this Agreement and subject to applicable law, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 11(a) effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

Section 12.	Contribution.

In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 11 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or [Agent], the Company and [Agent] will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than [Agent], such as persons who control the Company within the meaning of the Securities Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company and [Agent] may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and [Agent] on the other. The relative benefits received by the Company on the one hand and [Agent] on the other hand shall be deemed to be in the same proportion as the total Net Proceeds from the sale of the Placement Shares (or Shares sold pursuant to a Terms Agreement, if applicable) (before deducting expenses) received by the Company bear to the total compensation received by [Agent] from the sale of such Shares on behalf of the Company. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and [Agent], on the other, with respect to the statements or omission that resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or [Agent], the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and [Agent] agree that it would not be just and equitable if contributions pursuant to this Section 12 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense, or damage, or action in respect thereof, referred to above in this Section 12 shall be deemed to include, for the purpose of this Section 12, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim to the extent consistent with Section 11(c) hereof. Notwithstanding the foregoing provisions of this Section 12, [Agent] shall not be required to contribute any amount in excess of the commissions received by it under this Agreement and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 12, any person who controls [Agent] within the meaning of the Securities Act, and any affiliates, officers, directors, partners, employees or agents of [Agent], will have the same rights to contribution as [Agent], and any person who controls the Company within the meaning of the Securities Act, each director of the Company, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 12, will notify any such party or parties from whom contribution may be sought, but the omission to so notify will not relieve that party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 12 except to the extent that the failure to so notify such other party materially prejudiced the substantive rights or defenses of the party from whom contribution is sought. Except for a settlement entered into pursuant to the last sentence of Section 11(c) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent if such consent is required pursuant to Section 11(c) hereof.

Section 13.	Representations and Agreements to Survive Delivery.

All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its Subsidiaries submitted pursuant hereto or pursuant to any Terms Agreement, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of [Agent] or its controlling persons, or by or on behalf of the Company, and shall survive delivery of the Shares to [Agent].

Section 14.	Termination of Agreement.

(a)               Termination; General. [Agent] may terminate this Agreement, by notice to the Company, as hereinafter specified at any time (1) if there has been, since the time of execution of this Agreement or since the date as of which information is given in the Prospectus, any change, or any development or event involving a prospective change, in the condition, financial or otherwise, or in the business, properties, earnings, results of operations or prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, which individually or in the aggregate, in the reasonable judgment of [Agent] is material and adverse and makes it impractical or inadvisable to market the Shares or to enforce contracts for the sale of the Shares, (2) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of [Agent], impracticable or inadvisable to market the Shares or to enforce contracts for the sale of the Shares, (3) if trading in the Shares has been suspended or limited by the Commission or the NYSE, or if trading generally on the NYSE has been suspended or limited, or minimum prices for trading have been fixed on the NYSE, (4) if any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market shall have occurred and be continuing, (5) if a major disruption of securities settlements or clearance services in the United States shall have occurred and be continuing, (6) if a banking moratorium has been declared by either U.S. Federal or New York authorities, or (7) there shall have occurred any attack on, or outbreak or escalation of hostilities or act of terrorism involving, the United States, or any change in financial markets or any calamity or crisis that, in each case, in [Agent]’s judgment, is material and adverse.

(b)               Termination by the Company. The Company shall have the right, by giving ten (10) days’ notice as hereinafter specified to terminate this Agreement in its sole discretion at any time after the date of this Agreement. Notwithstanding the foregoing, in the case of any sale by the Company pursuant to a Terms Agreement, the obligations of the Company pursuant to such Terms Agreement and this Agreement may not be terminated by the Company without the prior written consent of [Agent].

(c)                Termination by [Agent]. [Agent] shall have the right, by giving ten (10) days’ notice as hereinafter specified to terminate this Agreement in its sole discretion at any time after the date of this Agreement.

(d)               Automatic Termination. Unless earlier terminated pursuant to this Section 14, this Agreement shall automatically terminate upon the issuance and sale of the Maximum Amount of Shares through the Managers pursuant to this Agreement, any Terms Agreement, the Alternate Distribution Agreements and any Alternate Terms Agreement.

(e)               Continued Force and Effect. This Agreement shall remain in full force and effect unless terminated pursuant to Sections 9(k), 13(a), (b), (c), or (d) above or otherwise by mutual agreement of the parties.

(f)               Effectiveness of Termination. Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided, however, that such termination shall not be effective until the close of business on the date specified in such notice by [Agent] or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Shares, such Shares shall settle in accordance with the provisions of this Agreement or any relevant Terms Agreement.

(g)               Liabilities. If this Agreement is terminated pursuant to Section 10(k) or this Section 14, such termination shall be without liability of any party to any other party except as provided in Section 9 hereof, and except that, in the case of any termination of this Agreement, Section 6, Section 11, Section 12, Section 13, Section 18 and Section 24 hereof, and the obligation herein to pay any discount, commission or other compensation accrued but unpaid, shall survive such termination and remain in full force and effect.

Section 15.	Notices.

All notices or other communications required or permitted to be given by any party to any other party pursuant to the terms of this Agreement or any Terms Agreement shall be in writing, unless otherwise specified in this Agreement. Notices to [Agent] shall be directed to [_________________], [_________________] fax no. [_________________], Attention: [_________________], with copies to Alston & Bird LLP, One Atlantic Center, 1201 West Peachtree Street, Atlanta, Georgia 30309, fax no. (404) 881-7777, Attention: Rosemarie A. Thurston; notices to the Company shall be delivered to Essex Property Trust, Inc., 1100 Park Place, Suite 200, San Mateo, California 94403, fax no. (650) 655-7810, attention: Angela Kleiman, Chief Financial Officer, with a copy to Perkins Coie LLP, 505 Howard Street, Suite 1000, San Francisco, California, 94105, fax no. (415) 344-7150, attention: Stephen Schrader, Esq. Each party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose. Each such notice or other communication shall be deemed given (i) when delivered personally or by verifiable electronic transmission (with an original to follow) on or before 4:30 p.m., New York City time, on a Business Day (as defined below), or, if such day is not a Business Day on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid). For purposes of this Agreement, “Business Day” shall mean any day on which the NYSE and commercial banks in the City of New York are open for business.

Section 16.	Parties.

This Agreement and any Terms Agreement shall inure to the benefit of and be binding upon [Agent], the Company and their respective successors and affiliates. Nothing expressed or mentioned in this Agreement or any Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than [Agent], the Company and their respective successors and affiliates and the controlling persons and officers and directors referred to in Sections 10 and 11 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement, any Terms Agreement, or any provision herein or therein contained. This Agreement, any Terms Agreement, and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of [Agent], the Company and their respective successors and affiliates, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Shares from [Agent] shall be deemed to be a successor by reason merely of such purchase.

Section 17.	Adjustments for Stock Splits.

The parties acknowledge and agree that all stock-related numbers contained in this Agreement and any Terms Agreement shall be adjusted to take into account any stock split, stock dividend or similar event effected with respect to the Shares.

Section 18.	Governing Law and Time; Waiver of Jury Trial.

THIS AGREEMENT AND ANY TERMS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME. EACH OF THE COMPANY AND [AGENT] HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY TERMS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 19.               Consent to Jurisdiction. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof (certified or registered mail, return receipt requested) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

Section 20.               Use of Information. [Agent] may not use any information gained in connection with this Agreement and the transactions contemplated by this Agreement, including due diligence, to advise any party with respect to transactions not expressly approved by the Company.

Section 21.	Effect of Headings.

The Section and Exhibit headings herein and in any Terms Agreement are for convenience only and shall not affect the construction hereof or thereof.

Section 22.	Definitions.

As used in this Agreement, the following terms have the respective meanings set forth below:

“Alternate Distribution Agreements” means the Equity Distribution Agreements (as amended, restated or amended and restated), entered into as of this date, between the Company and each of the Alternate Managers.

“Applicable Time” means the time (a) each Placement Notice is given hereunder and (b) each sale of any Shares is made.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433, relating to the Shares that (1) is required to be filed with the Commission by the Company, (2) is a “road show” that is a “written communication” within the meaning of Rule 433(d)(8)(i) whether or not required to be filed with the Commission, or (3) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Shares or of the offering that does not reflect the final terms, and all free writing prospectuses that are listed in Exhibit F hereto, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Securities Act.

“Preferred Stock” means the Company’s preferred stock, par value $0.0001 per share.

“Rule 172,” “Rule 405,” “Rule 415,” “Rule 424,” “Rule 424(b),” “Rule 430B,” and “Rule 433” refer to such rules under the Securities Act.

All references in this Agreement to financial statements and schedules and other information that is “contained,” “included” or “stated” in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

All references in this Agreement or any Terms Agreement to the Registration Statement, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to IDEA; all references in this Agreement to any Issuer Free Writing Prospectus (other than any Issuer Free Writing Prospectuses that, pursuant to Rule 433, are not required to be filed with the Commission) shall be deemed to include the copy thereof filed with the Commission pursuant to IDEA; and all references in this Agreement or any Terms Agreement to “supplements” to the Prospectus shall include, without limitation, any supplements, “wrappers” or similar materials prepared in connection with any offering, sale or private placement of any Shares by [Agent] outside of the United States.

Section 23.	Permitted Free Writing Prospectuses.

The Company represents, warrants and agrees that, unless it obtains the prior consent of [Agent], and [Agent] represents, warrants and agrees that, unless it obtains the prior consent of the Company, it has not made and will not make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by [Agent] or by the Company, as the case may be, is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents and warrants that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. For the purposes of clarity, the parties hereto agree that all free writing prospectuses, if any, listed in Exhibit F hereto are Permitted Free Writing Prospectuses.

Section 24.	Absence of Fiduciary Relationship.

The Company acknowledges and agrees that:

(a)               [Agent] is acting solely as agent (or as principal pursuant to a transaction described in Section 5) in connection with the public offering of the Shares and in connection with each transaction contemplated by this Agreement and any Terms Agreement and the process leading to such transactions, and no fiduciary or advisory relationship between the Company or any of its respective affiliates, stockholders (or other equity holders), creditors or employees or any other party, on the one hand, and [Agent], on the other hand, has been or will be created in respect of any of the transactions contemplated by this Agreement and any Terms Agreement, irrespective of whether or not [Agent] has advised or is advising the Company on other matters, and [Agent] has no obligation to the Company with respect to the transactions contemplated by this Agreement or any Terms Agreement except the obligations expressly set forth herein and therein;

(b)               it is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement and any Terms Agreement;

(c)               [Agent] has not provided any legal, accounting, regulatory or tax advice with respect to the transactions contemplated by this Agreement or any Terms Agreement and it has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate;

(d)               it is aware that [Agent] and its respective affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and [Agent] has no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship or otherwise;

(e)               the price of the Shares sold pursuant to this Agreement or any Terms Agreement will not be established by [Agent]; and

(f)               it waives, to the fullest extent permitted by law, any claims it may have against [Agent] for breach of fiduciary duty or alleged breach of fiduciary duty in connection with the sale of Shares under this Agreement and any Terms Agreement and agrees that [Agent] shall not have any liability (whether direct or indirect, in contract, tort or otherwise) to it in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on its behalf or in right of it or the Company, employees or creditors of Company.

Section 25.	Integration.

This Agreement and any Terms Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and [Agent], or any of them, with respect to the subject matter hereof or thereof. None of this Agreement, any Terms Agreement, or any term hereof or thereof may be amended except pursuant to a written instrument executed by the Company and [Agent]. In the event that any one or more of the provisions contained herein or in any Terms Agreement, or the application thereof in any circumstance, is held invalid, illegal or unenforceable as written by a court of competent jurisdiction, then such provision shall be given full force and effect to the fullest possible extent that it is valid, legal and enforceable, and the remainder of the terms and provisions herein or in the relevant Terms Agreement shall be construed as if such invalid, illegal or unenforceable term or provision was not contained herein, but only to the extent that giving effect to such provision and the remainder of the terms and provisions hereof shall be in accordance with the intent of the parties as reflected in this Agreement and in any Terms Agreement. In the event of a conflict between the terms of this Agreement and the terms of a Terms Agreement, the terms of such Terms Agreement shall control.

Section 26.	Counterparts.

This Agreement and any Terms Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed Agreement or Terms Agreement by one party to the other may be made by facsimile, electronic or pdf transmission.

[Remainder of Page Intentionally Blank]

If the foregoing correctly sets forth the understanding among the Company and [Agent], please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement between the Company and [Agent].

Very truly yours,

ESSEX PROPERTY TRUST, INC.

By:
Name:	Mark J. Mikl
Title:	Senior Vice President

ACCEPTED as of the date
first-above written:

[AGENT]

EXHIBIT A

FORM OF PLACEMENT NOTICE

From:	[ ]
Cc:	[ ]
To:	[ ]

Subject:  Equity Distribution-Placement Notice

Gentlemen:

Pursuant to the terms and subject to the conditions contained in the Equity Distribution Agreement between Essex Property Trust, Inc. (the “Company”), and [_________________] (“[Agent]”), dated [●], 2016 (the “Agreement”), I hereby request on behalf of the Company that [Agent] sell up to [ ] shares of the Company’s common stock, par value $0.0001 per share, at a minimum market price of $_______ per share.

A-1

EXHIBIT B

AUTHORIZED/DESIGNATED INDIVIDUALS FOR PLACEMENT NOTICES

Authorized Individuals for the Company

Michael J. Schall

Angela L. Kleiman

Mark J. Mikl

Designated Individuals for [Agent]

[_________________]
B-1

EXHIBIT C

COMPENSATION

[Agent] shall be paid compensation equal to up to two percent (2%) of the gross proceeds from the sales of the Shares sold by [Agent] pursuant to the terms of this Agreement.

C-1

EXHIBIT D

OFFICER’S CERTIFICATE

The undersigned, the duly qualified and elected _______________________, of ESSEX PROPERTY TRUST, INC. (“Company”), a Maryland corporation, does hereby certify in such capacity and on behalf of the Company, pursuant to Section 8(n) of the Equity Distribution Agreement dated [●], 2016 (the “Agreement”) between the Company and [_________________] (“[Agent]”):

(i) The representations and warranties of the Company in Section 6 of the Equity Distribution Agreement (A) to the extent such representations and warranties are subject to qualifications and exceptions contained therein relating to materiality or Material Adverse Change, are true and correct on and as of the date hereof with the same force and effect as if expressly made on and as of the date hereof, except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date, and (B) to the extent such representations and warranties are not subject to any qualifications or exceptions, are true and correct in all material respects as of the date hereof as if made on and as of the date hereof with the same force and effect as if expressly made on and as of the date hereof except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date; and

(ii) The Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied pursuant to the Agreement at or prior to the date hereof.

By:
Name:
Title:

Date:
D-1

EXHIBIT E-1

MATTERS TO BE COVERED BY INITIAL OPINION OF

PERKINS COIE LLP

AND ON THE SETTLEMENT DATES OF ANY PRINCIPAL TRANSACTION AND EACH TIME THE COMPANY FILES A FORM 10-K1

(i)
As of December 31, 2015, the authorized capitalization of the Company was as set forth under the caption “Description of Capital Stock” in the Prospectus. The Company’s Common Stock and 7.125% Series H Cumulative Redeemable Preferred Stock conform as to legal matters in all material respects to the descriptions thereof contained in the foregoing captions.

(ii)
The Company is a corporation duly incorporated and existing under and by virtue of the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland. The Company has the corporate power to own, lease and operate its properties and conduct its business in all material respects as described under the headings “Item 1 Business” and “Item 2 Properties” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015. Essex Portfolio, L.P., a California limited partnership as to which the Company is the general partner (the “Operating Partnership”), is validly existing as a limited partnership in good standing under the laws of California with the power to own, lease and operate its properties.

(iii)
To the knowledge of such counsel, the Company and the Operating Partnership is duly qualified or registered to transact business in each jurisdiction set forth on Schedule 1 hereto, which are, to the knowledge of such counsel, the only states within the United States in which the Company owns or leases material property, maintains offices, has employees or otherwise conducts any material business. To such counsel’s knowledge, other than the Company’s interests in the Subsidiaries or as disclosed in the Prospectus, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any limited liability company, partnership, joint venture or other association.

(iv)
The execution, delivery and performance of the Equity Distribution Agreement (the “Agreement”) by the Company and the consummation of the transactions contemplated thereby do not conflict with, or result in any breach of, or constitute a default under (nor constitute an event that with notice, lapse of time or both would constitute a breach of or default under), (i) the charter or bylaws of the Company, (ii) any agreement listed on Exhibits 4.2 through 4.13 (excluding Exhibit 4.4) and Exhibits 10.1 through 10.30 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 or (iii) to our knowledge, any Applicable Law or any decree, judgment or order applicable to the Company (other than state and foreign securities or blue sky laws, as to which we express no opinion), except in the case of clauses (ii) and (iii) for such conflicts, breaches or defaults, which individually or in the aggregate could not be reasonably expected to have a Material Adverse Change.

1 Or any amendment to the Form 10-K.
E-1-1

(v)
The Company has the corporate power to execute and deliver the Agreement and to issue, sell and deliver the Shares as contemplated in the Agreement. The Agreement has been duly authorized, executed and, so far as is known to us, delivered by the Company.

(vi)
No approval, authorization, consent or order of, or filing with, any federal or state governmental or regulatory commission, board, body, authority, agency or court is required under Applicable Law in connection with the execution, delivery and performance of the Agreement, or the consummation of the transactions contemplated thereby, by the Company, other than such as have been obtained or made under the Securities Act or the Securities Exchange Act of 1934, as amended, and such approvals as have been obtained in connection with the listing of the Placement Shares on the New York Stock Exchange (the “Exchange”); provided, however, that we do not express any opinion as to any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by [Agent] or any approval of the underwriting terms and arrangements relating to the offering of the Shares by the Financial Industry Regulatory Authority (“FINRA”).

(vii)
The Shares, when issued and delivered by the Company pursuant to the resolutions of the Company’s Board of Directors approving such issuance (and any other resolutions adopted by committees of the Board, as contemplated by the Board’s resolutions) and the Agreements against payment of the consideration set forth therein, will be (assuming that upon such issuance the total number of shares of Common Stock issued and outstanding will not exceed the total number of shares of Common Stock that the Company is then authorized to issue under its charter) duly authorized, validly issued, fully paid and nonassessable.

(viii)
The issuance and sale of the Shares by the Company is not subject to preemptive or other similar rights arising by operation of the Maryland General Corporation Law under the charter or bylaws of the Company or under any agreement known to us to which the Company is a party.

E-1-2

(ix)
To our knowledge, except as otherwise described in the Registration Statement, the Prospectus, the documents incorporated therein by reference or the exhibits filed in connection therewith, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement.

(x)
At the time the Registration Statement became effective, the Registration Statement and, as of the date of the Agreement and the date hereof, the Prospectus (in each case, other than the financial statements, financial schedules and other financial and statistical data included or incorporated by reference in, or excluded from, the Registration Statement and the Prospectus, as to which we express no opinion) complied as to form in all material respects with the requirements of the Securities Act and the rules and regulations promulgated thereunder.

(xi)
The statements under the caption “Description of Capital Stock” in the Prospectus, insofar as such statements constitute a summary of the legal matters referred to therein, constitute accurate summaries thereof in all material respects as of the date of such statements.

(xii)
To our knowledge, there are no actions, suits or proceedings or inquiries or investigations, pending or threatened, against the Company or any of its officers and directors or to which the Company’s assets (excluding the Company’s direct or indirect interests in the Subsidiaries) are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitration panel, agency or court that are required to be described in the Prospectus or the documents incorporated therein by reference but are not so described.

(xiii)
The Company is not an “investment company” required to register under the Investment Company Act of 1940, as amended, (the “1940 Act”) or a company “controlled” by an “investment company” within the meaning of the 1940 Act.

(xiv)	The Shares to be issued and sold by the Company pursuant to the Agreement are duly listed, and admitted and authorized for trading, subject to official notice of issuance, on the Exchange.

The Registration Statement became effective under the Securities Act on March 4, 2016 and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceeding for that purpose has been instituted by the Commission.
E-1-3

In addition, we have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and your representatives, at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement and the Prospectus and have not made any independent check or verification thereof, during the course of such participation, no facts came to our attention that caused us to believe that the Registration Statement, at the time it became effective or was deemed to have become effective under Section 11(d) of the Securities Act and Rule 430B thereunder, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (including the documents incorporated therein by reference), as of its date, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that we express no belief with respect to the financial statements, schedules and other financial and statistical data included or incorporated by reference in or omitted from the Registration Statement or the Prospectus.

The limitations inherent in the independent verification of factual matters and the character of determinations involved in the preparation of a disclosure document are such, however, that we do not assume any responsibility, except as otherwise stated in opinions (xi) and (xii) above, for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus or any amendments or supplements thereto (including any of the documents incorporated by reference therein).

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the California Corporations Code or the federal law of the United States, to the extent they deem proper and specified in such opinion, upon the opinion (which shall be satisfactory in form and substance to the Manager, shall expressly state that the Manager and Manager’s counsel may rely on such opinion as if the opinion were addressed to them and shall be furnished to the Manager) of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Manager; provided, however, that such counsel shall further state that they believe that they, the Manager and the Manager’s counsel are justified in relying upon such opinion of other counsel, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

E-1-4

EXHIBIT E-2

MATTERS TO BE COVERED BY

SUBSEQUENT COMPANY COUNSEL OPINIONS2

(i)
The Registration Statement, when it became effective, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission, complied as to form in all material respects with the requirements for registration statements on Form S-3 under the Securities Act and the rules and regulations of the Commission thereunder, and each of the documents incorporated by reference in the Registration Statement or the Prospectus, or any amendment or supplement thereto, on the date of filing thereof with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; it being understood, however, that we express no opinion with respect to the financial statements, schedules or other financial or statistical data included or incorporated by reference in, or omitted from, the Registration Statement or the Prospectus or any other document.

(ii)
To our knowledge and other than as set forth in the Prospectus or in a document incorporated by reference into the Prospectus, there are no legal or governmental proceedings, pending or threatened, to which the Company is a party that are required to be described in the Prospectus or the documents incorporated therein by reference but are not so described.

The Registration Statement became effective under the Securities Act on March 4, 2016 and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceeding for that purpose has been instituted by the Commission.

In addition, we have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and your representatives, at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement and the Prospectus and have not made any independent check or verification thereof, during the course of such participation, no facts came to our attention that caused us to believe that the Registration Statement, at the time it became effective or was deemed to have become effective under Section 11(d) of the Securities Act and Rule 430B thereunder, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (including the documents incorporated therein by reference), as of its date, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that we express no belief with respect to the financial statements, schedules and other financial and statistical data included or incorporated by reference in or omitted from the Registration Statement or the Prospectus.

The limitations inherent in the independent verification of factual matters and the character of determinations involved in the preparation of a disclosure document are such, however, that we do not assume any responsibility, except as otherwise stated in opinion (ii) above, for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus or any amendments or supplements thereto (including any of the documents incorporated by reference therein).

2 Other than on Settlement Dates for Principal Transactions and such times that the Company files a Form 10-K.  On Settlement Dates for Principal Transactions and when the Company files a Form 10-K, or any amendment thereto, the Company shall be required to deliver opinions contained in Exhibits E-1 and E-3.
E-2-1

EXHIBIT E-3

MATTERS TO BE COVERED BY

TAX OPINION OF PERKINS COIE LLP3

For its taxable year ended December 31, 2009 through its taxable year ended December 31, 2015, the Company has been organized and has operated in conformity with the requirements for qualification and taxation as a REIT under the Code, and its organization and proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT; and

The statements contained under the caption “Material Federal Income Tax Considerations” in the Prospectus that is contained in the Registration Statement, and under the caption “Supplemental Material Federal Income Tax Considerations” in the Prospectus Supplement, insofar as such statements constitute matters of law, summaries of U.S. federal income tax law or regulation or legal conclusions with respect thereto, have been reviewed by us, and constitute accurate summaries of, and fairly present, the matters described therein in all material respects.

Such opinion may also set forth assumptions, qualifications and limitations on which the opinions stated therein are based and to which they are subject, which shall be reasonably satisfactory to counsel to the Managers.

3 Such opinion may be provided by another law firm that is reasonably acceptable to Agent and its counsel.
E-3-1

EXHIBIT F

PERMITTED FREE WRITING PROSPECTUSES

F-1

SCHEDULE I

ESSEX PROPERTY TRUST, INC.
 [Common Stock]

TERMS AGREEMENT

_____________, 20[16]

[Agent]
[Address]

Ladies and Gentlemen:

Essex Property Trust, Inc., a Maryland corporation (the “Company”), proposes, subject to the terms and conditions stated herein and in the Equity Distribution Agreement, dated March 8, 2016 (the “Distribution Agreement”), between the Company and [_________________] (“[Agent]”), to issue and sell to [Agent] the securities specified in the Schedule hereto (the “Purchased Securities”) [, and solely for the purpose of covering over-allotments, to grant to [Agent] the option to purchase the additional securities specified in the Schedule hereto (the “Additional Securities”)]. Unless otherwise defined below, capitalized terms defined in the Distribution Agreement shall have the same meanings when used herein.

[To be included if parties agree on an option to cover over-allotments: [Agent]. shall have the right to purchase from the Company all or a portion of the Additional Securities as may be necessary to cover over-allotments made in connection with the offering of the Purchased Securities, at the same purchase price per share to be paid by [Agent] to the Company for the Purchased Securities. This option may be exercised by [Agent] at any time (but not more than once) on or before the thirtieth day following the date hereof, by written notice to the Company. Such notice shall set forth the aggregate number of shares of Additional Securities as to which the option is being exercised, and the date and time when the Additional Securities are to be delivered (such date and time being herein referred to as the “Option Settlement Date”); provided, however, that the Option Settlement Date shall not be earlier than the Settlement Date (as set forth in the Schedule hereto) nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. Payment of the purchase price for the Additional Securities shall be made at the Option Settlement Date in the same manner and at the same office as the payment for the Purchased Securities.]

Each of the provisions of the Distribution Agreement not specifically related to the solicitation by [Agent], as agent of the Company, of offers to purchase securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Each of the representations, warranties and agreements set forth therein shall be deemed to have been made as of the date of this Terms Agreement [and] [,] the Settlement Date [and any Option Settlement Date].
Schedule 1-1

[An amendment to the Registration Statement (as defined in the Distribution Agreement), or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities [and the Additional Securities], in the form heretofore delivered to [Agent] is now proposed to be filed with the Commission.]

Subject to the terms and conditions set forth herein and in the Distribution Agreement which are incorporated herein by reference, the Company agrees to issue and sell to [Agent] and the latter agrees to purchase from the Company, the Purchased Securities at the time and place and at the purchase price set forth in the Schedule hereto.

Notwithstanding any provision of this Agreement or any Terms Agreement to the contrary, the Company consents to [Agent] trading in the Common Stock for [Agent]’s own account and for the accounts of its clients at the same time as sales of the Shares occur pursuant to this Agreement.

If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, whereupon this Terms Agreement, including those provisions of the Distribution Agreement incorporated herein by reference, shall constitute a binding agreement between [Agent] and the Company.

ESSEX PROPERTY TRUST, INC.

By:
Name:
Title:

ACCEPTED as of the date
first-above written:

[AGENT]

By:
Name:
Title:
Schedule 1-2

SCHEDULE TO TERMS AGREEMENT
Title of Purchased Securities [and Additional Securities]:
[•]

Number of Shares of Purchased Securities:
[•]

[Number of Shares of Additional Securities:]
[•]

[Price to Public:]

[•]

Purchase Price by [Agent]:
[•]

Method of and Specified Funds for Payment of Purchase Price:
[By wire transfer to a bank account specified by the Company in same day funds.]

Method of Delivery:
[To [Agent]’s account, or the account of [Agent]’s designee, at The Depository Trust Company via DWAC in return for payment of the purchase price.]

Settlement Date:
[•], 20[16]

Closing Location:
[•]

Documents to be Delivered:

The following documents referred to in the Distribution Agreement shall be delivered (unless otherwise waived) as a condition to the closing (which documents shall be dated on or as of the date of the Terms Agreement to which this Schedule is annexed):

(1)	the officer’s certificate referred to in Section 8(n);
(2)	the opinions referred to in Sections 8(o)
(3)	the “comfort” letters referred to in Section 8(p); and
(4)	such other documents as [Agent] shall reasonably request.

[Lockup:]
[•]